Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of ISCO International, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to ISCO International, Inc. and will be retained by ISCO International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Amr Abdelmonem

Amr Abdelmonem, Ph.D.
Chief Executive Officer
March 31, 2003

/s/ Frank J. Cesario

Frank J. Cesario
Chief Financial Officer
March 31, 2003